Phoenix California Tax Exempt Bonds, Inc.

                      Supplement dated December 15, 1998 to
            Statement of Additional Information dated August 28, 1998



         The disclosure contained in the Statement of Additional Information dated August 28, 1998 under the heading "Services of the Adviser" on page 13 is supplemented as follows:

         The following is inserted as the new fourth paragraph:

                  Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its seven investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


         Investors should retain this supplement with the Statement of Additional Information for future reference.




PXP 692B/P (12/98)